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                                                                    EXHIBIT h(6)
                            MEMORANDUM OF AGREEMENT



     This Memorandum of Agreement is entered into as of the date indicated on Exhibit "A" between AIM Advisor Funds, AIM Equity Funds, AIM Funds Group, AIM International Funds, Inc., AIM Investment Securities Funds, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Variable Insurance Funds, Short-Term Investments Co., Short-Term Investments Trust, and Tax-Free Investments Co. (each a "Company" and collectively, the "Companies"), on behalf of the portfolios listed on Exhibit "A" to this Memorandum of Agreement (the "Funds"), and A I M Advisors, Inc. ("AIM").

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Companies and AIM agree as follows:

        1. Each Company, for itself and its Funds, and AIM agree that until the expiration date, if any, of the commitment set forth on the attached Exhibit "A" occurs, as such Exhibit "A" is amended from time to time, AIM will not charge any administrative fee under each Fund's advisory agreement in connection with securities lending activities.

        2. Neither a Company nor AIM may remove or amend the fee waivers to a Company's detriment prior to requesting and receiving the approval of the Fund's Board to remove or amend such fee waiver as described on the attached Exhibit "A". AIM will not have any right to reimbursement of any amount so waived.

     Unless a Company, by vote of its Board of Directors/Trustees, or AIM terminates the fee waiver, or a Company and AIM are unable to reach an agreement on the amount of the fee waiver to which the Company and AIM desire to be bound, the fee waiver will continue indefinitely with respect to such Company. Exhibit "A" will be amended to reflect the new date through which a Company and AIM agree to be bound.

     Nothing in this Memorandum of Agreement is intended to affect any other memorandum of agreement executed by any Company or AIM with respect to any other fee waivers, expense reimbursements and/or expense limitations

     IN WITNESS WHEREOF, each Company, on behalf of itself and its Funds listed in Exhibit "A" to this Memorandum of Agreement, and AIM have entered into this Memorandum of Agreement as of the date written above.

                                    AIM ADVISOR FUNDS
                                    AIM EQUITY FUNDS
                                    AIM FUNDS GROUP
                                    AIM INTERNATIONAL FUNDS, INC.
                                    AIM INVESTMENT SECURITIES FUNDS
                                    AIM SUMMIT FUND
                                    AIM TAX-EXEMPT FUNDS
                                    AIM VARIABLE INSURANCE FUNDS

                                       1
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                                    SHORT-TERM INVESTMENTS CO.
                                    SHORT-TERM INVESTMENTS TRUST
                                    TAX-FREE INVESTMENTS CO.

                                         /s/  ROBERT H. GRAHAM
                                    By: ___________________________________

                                             President
                                    Title: ________________________________



                                    A I M ADVISORS, INC.

                                         /s/  ROBERT H. GRAHAM
                                    By: ___________________________________

                                             President
                                    Title: ________________________________

                                       2
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                                  EXHIBIT "A"
                                  -----------

                               AIM ADVISOR FUNDS

FUND                                        EFFECTIVE DATE     COMMITTED UNTIL*
----                                        --------------     ----------------

AIM Advisor Flex Fund                     September 11, 2000
AIM Advisor International Value Fund      September 11, 2000
AIM Advisor Real Estate Fund              September 11, 2000


                               AIM EQUITY FUNDS

FUND                                        EFFECTIVE DATE     COMMITTED UNTIL*
----                                        --------------     ----------------

AIM Aggressive Growth Fund                   June 21, 2000
AIM Blue Chip Fund                           June 21, 2000
AIM Capital Development Fund                 June 21, 2000
AIM Charter Fund                             June 21, 2000
AIM Constellation Fund                       June 21, 2000
AIM Dent Demographic Trends Fund             June 21, 2000
AIM Emerging Growth Fund                     June 21, 2000
AIM Large Cap Basic Value                    June 21, 2000
AIM Large Cap Growth Fund                    June 21, 2000
AIM Mid Cap Growth  Fund                     June 21, 2000
AIM Weingarten Fund                          June 21, 2000


                                AIM FUNDS GROUP

FUND                                        EFFECTIVE DATE     COMMITTED UNTIL*
----                                        --------------     ----------------

AIM Balanced Fund                            June 1, 2000
AIM European Small Company Fund             August 30, 2000
AIM Global Utilities Fund                    June 1, 2000
AIM International Emerging Growth Fund      August 30, 2000
AIM New Technology Fund                     August 30, 2000
AIM Select Growth Fund                       June 1, 2000
AIM Small Cap Equity Fund                   August 30, 2000
AIM Value Fund                               June 1, 2000
AIM Value II Fund                           August 30, 2000


                         AIM INTERNATIONAL FUNDS, INC.

FUND                                        EFFECTIVE DATE     COMMITTED UNTIL*
----                                        --------------     ----------------

AIM Asian Growth Fund                        June 21, 2000
AIM European Development Fund                June 21, 2000
AIM Global Aggressive Growth Fund            June 21, 2000
AIM Global Growth Fund                       June 21, 2000
AIM Global Income Fund                       June 21, 2000
AIM International Equity Fund                June 21, 2000

* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.

                                      A-1
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                        AIM INVESTMENT SECURITIES FUNDS

FUND                                        EFFECTIVE DATE     COMMITTED UNTIL*
----                                        --------------     ----------------

AIM High Yield Fund II                       June 1, 2000
AIM High Yield Fund                          June 1, 2000
AIM Income Fund                              June 1, 2000
AIM Intermediate Government Fund             June 1, 2000
AIM Limited Maturity Treasury Fund           June 1, 2000
AIM Money Market Fund                        June 1, 2000
AIM Municipal Bond Fund                      June 1, 2000


                                AIM SUMMIT FUND

FUND                                        EFFECTIVE DATE     COMMITTED UNTIL*
----                                        --------------     ----------------

AIM Summit Fund                              July 24, 2000


                              AIM TAX-EXEMPT FUNDS

FUND                                        EFFECTIVE DATE     COMMITTED UNTIL*
----                                        --------------     ----------------

AIM High Income Municipal Fund               June 1, 2000
AIM Tax-Exempt Bond Fund of Connecticut      June 1, 2000
AIM Tax-Exempt Cash Fund                     June 1, 2000
AIM Tax-Free Intermediate Fund               June 1, 2000


                          AIM VARIABLE INSURANCE FUNDS

FUND                                            EFFECTIVE DATE  COMMITTED UNTIL*
----                                            --------------  ----------------
AIM V.I. Aggressive Growth Fund                   May 1, 2000
AIM V.I. Balanced Fund                            May 1, 2000
AIM V.I. Blue Chip Fund                           May 1, 2000
AIM V.I. Capital Appreciation Fund                May 1, 2000
AIM V.I. Capital Development Fund                 May 1, 2000
AIM V.I. Dent Demographic Trends Fund             May 1, 2000
AIM V.I. Diversified Income Fund                  May 1, 2000
AIM V.I. Global Utilities Fund                    May 1, 2000
AIM V.I. Government Securities Fund               May 1, 2000
AIM V.I. Growth Fund                              May 1, 2000
AIM V.I. Growth and Income Fund                   May 1, 2000
AIM V.I. High Yield Fund                          May 1, 2000
AIM V.I. International Equity Fund                May 1, 2000
AIM V.I. Money Market Fund                        May 1, 2000
AIM V.I. Telecommunications and Technology Fund   May 1, 2000
AIM V.I. Value Fund                               May 1, 2000

* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.

                                      A-2
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                           SHORT-TERM INVESTMENTS CO.

FUND                                        EFFECTIVE DATE     COMMITTED UNTIL*
----                                        --------------     ----------------

Liquid Assets Portfolio                      June 1, 2000
Prime Portfolio                              June 1, 2000


                          SHORT-TERM INVESTMENTS TRUST

FUND                                        EFFECTIVE DATE     COMMITTED UNTIL*
----                                        --------------     ----------------

Government & Agency Portfolio                June 1, 2000
Government TaxAdvantage Portfolio            June 1, 2000
Treasury Portfolio                           June 1, 2000

                            TAX-FREE INVESTMENTS CO.

FUND                                        EFFECTIVE DATE     COMMITTED UNTIL*
----                                        --------------     ----------------

Cash Reserve Portfolio                       June 1, 2000

* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.

                                      A-3